 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 8, 2021
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01 Entry into a Material Definitive Agreement

PG&E Fire Victim Trust Share Exchange and Tax Matters Agreement

On July 8, 2021, PG&E Corporation, Pacific Gas and Electric Company (the “Utility”), PG&E ShareCo LLC, a wholly-owned subsidiary of PG&E Corporation (“ShareCo”), and the PG&E Fire Victim Trust (the “Trust”) entered into the PG&E Fire Victim Trust Share Exchange and Tax Matters Agreement (the “Exchange Agreement”), pursuant to which the parties agreed to exchange the 477,743,590 shares of PG&E Corporation common stock issued to the Trust pursuant to PG&E Corporation and the Utility’s Joint Chapter 11 Plan of Reorganization dated June 19, 2020 (the “Plan Shares”) for an equal number of newly-issued shares of PG&E Corporation common stock (the “New Shares”).

The purpose of these exchange transactions is to facilitate PG&E Corporation’s making an election to treat the Trust as a “grantor trust” for U.S. income tax purposes.  As discussed below, in connection with entering into the Exchange Agreement, the Utility has agreed to treat the Trust as a “grantor trust” for U.S. federal income tax purposes, which election will be effective from the formation of the Trust.

Under the Exchange Agreement, PG&E Corporation will issue 477,743,590 New Shares to ShareCo, which will have the sole purpose of holding the shares in a designated brokerage account. When the Trust desires to sell any or all of its Plan Shares, the Trust may exchange any number of Plan Shares for a corresponding number of New Shares on a share-for-share basis (without any further consideration payable by either party) and thereafter promptly dispose of the New Shares in one or more transactions with one or more third parties. In the event that the Trust is unable to timely dispose of New Shares under certain circumstances (such shares, the “Nonconforming New Shares”), PG&E Corporation will also authorize a reserve of up to 250,000,000 additional shares of Common Stock, which may be transferred to the Trust, in exchange for the Nonconforming New Shares, following the same procedures as for an exchange of Plan Shares for New Shares. In the event that the Trust sells any common stock subject to the Exchange Agreement without complying with the terms of the Exchange Agreement, the Trust may be required to make a payment to the Utility designed to compensate the Utility for certain adverse tax consequences arising from nonconforming sale transactions.

PG&E Corporation does not expect the arrangements contemplated by the Exchange Agreement, including the issuance of the New Shares to ShareCo, will result in any impact to diluted earnings per share.

Grantor Trust Election

In connection with entering into the Exchange Agreement, the Utility has agreed to treat the Trust as a “grantor trust” for U.S. federal income tax purposes, which election will be effective from the formation of the Trust.  PG&E Corporation believes benefits associated with “grantor trust” treatment, including a potentially larger tax deduction related to the proceeds realized by the Trust from the sale of shares contributed to the Trust, could be realized, but only if PG&E Corporation and the Trust can meet certain requirements of the Internal Revenue Code and Treasury Regulations thereunder, relating to sales of PG&E Corporation stock.  The Exchange Agreement is intended to facilitate compliance with these requirements.  As a result of the grantor trust election, the Utility’s tax deduction will occur only at the time the Trust pays the fire victims and will be impacted by the price at which the Trust sells the shares, rather than the price at the time such shares were contributed to the Trust.  There can be no assurance that PG&E Corporation or the Utility will be able to avail itself of the benefits of a grantor trust election, which depend, in part, on the future share price of PG&E Corporation common stock.

As previously disclosed, PG&E Corporation’s and the Utility’s Amended Articles of Incorporation (the “Amended Articles”) limit Transfers (as defined in the Amended Articles) that increase a person’s or entity’s (including certain groups of persons) ownership of PG&E Corporation’s equity securities to 4.75% or more prior to the Restriction Release Date without approval by the Board of Directors.  As a result of the grantor trust election, any shares owned by the Trust will effectively be excluded from the total number of outstanding equity securities when calculating a person’s percentage ownership for purposes of the 4.75% ownership limitation in the Amended Articles.  For example, although PG&E Corporation had 1,985,105,703 shares outstanding as of April 26, 2021, only 1,507,362,113 shares (the number of outstanding shares of common stock less the number of shares held by the Trust) would count as outstanding for purposes of the ownership restrictions in the Amended Articles.  As such, based on the total number of outstanding equity securities and assuming the Trust has not sold any shares of PG&E Corporation common stock, a person’s effective percentage ownership limitation for purposes of the Amended Articles would be 3.6%.  As of the time the Exchange Agreement was entered into, to the knowledge of PG&E Corporation, the Fire Victim Trust had not sold any shares of PG&E Corporation common stock.

Amended and Restated Registration Rights Agreement

On July 8, 2021, in connection with entering into the Exchange Agreement, PG&E Corporation entered into an amended and restated registration rights agreement (the “Trust RRA”) with the Trust.  The Trust RRA amends and restates the Registration Rights Agreement dated July 1, 2020 between PG&E Corporation and the Trust.  Among other things, pursuant to the terms of the Trust RRA:

●
PG&E Corporation is required to maintain the registration of the Plan Shares, and file either a new registration statement or an amendment or supplement to the registration statement on Form S-3ASR (File No. 333-253630-01), filed by PG&E Corporation on February 26, 2021, promptly following the effective date of the Exchange Agreement to effect the registration of the New Shares, and any other shares issuable by PG&E Corporation to the Trust pursuant to the Exchange Agreement or the Plan;

●
subject to customary suspension rights, PG&E Corporation is required to use commercially reasonable best efforts to cause such registration statement, as amended or supplemented from time to time, to remain continuously effective under, and properly amended, supplemented and replaced as required by, the Securities Act of 1933 (as amended) until the date as of which there are no longer “registrable securities” (as defined in the Trust RRA) outstanding;

●
subject to certain limitations, the Trust has the right (i) to require PG&E Corporation to assist the Trust with effecting periodic underwritten offerings (including block trades) of PG&E Corporation’s shares of common stock and (ii) to include the Trust’s shares of PG&E Corporation common stock in offerings of common stock by PG&E Corporation (whether for PG&E Corporation’s account or the account of any other equity holder); and

●
subject to certain requirements, the Trust will agree to customary lock-up periods not to exceed 90 days following offerings of common stock by PG&E Corporation (whether for PG&E Corporation’s own account or the account of the Trust or otherwise).

In addition, PG&E Corporation is required to pay the fees and expenses incident to PG&E Corporation’s registration obligations under the Trust RRA, including fees and expenses for one counsel for the Trust (subject to a cap) in connection with the initial registration and each assisted underwritten offering, but excluding any underwriting discounts or commissions or fees and expenses of the Trust.  The Trust RRA contains customary indemnification and contribution provisions.

As provided in the Trust RRA, shares of PG&E Corporation common stock held by the Trust in excess of 9.9% of the outstanding shares of PG&E Corporation common stock are subject to “mirror voting,” whereby such shares will be voted in the same proportion as the votes of all other PG&E Corporation shareholders on all matters except for those directly related to the natural environment or safety.

The foregoing summaries of the terms of the Exchange Agreement and the Trust RRA do not purport to be complete and are qualified in their entirety by reference to the Exchange Agreement and the Trust RRA, which are attached as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
4.1	Amended and Restated Registration Rights Agreement, dated as of July 8, 2021, by and between PG&E Corporation and the PG&E Fire Victim Trust
10.1(1)
PG&E Fire Victim Trust Share Exchange and Tax Matters Agreement, dated as of July 8, 2021, by and among PG&E Corporation, Pacific Gas and Electric Company, PG&E ShareCo LLC and the PG&E Fire Victim Trust

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

(1)     In accordance with Item 601(a)(5) of Regulation S-K, certain schedules (or similar attachments) to this exhibit have been omitted from this filing.  Such omitted schedules (or similar attachments) include information relating to the transactions contemplated by the Exchange Agreement.  The registrants will provide a copy of any omitted schedule to the Securities and Exchange Commission (the “SEC”) or its staff upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility, including but not limited to statements regarding the transactions contemplated by the Exchange Agreement and the Trust RRA and the grantor trust election, including the potential benefits related thereto.  These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties.  In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2020, their most recent quarterly report on Form 10-Q for the quarter ended March 31, 2021, and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: July 9, 2021	By:	/s/ JOHN R. SIMON
		Name:	John R. Simon
		Title:	Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: July 9, 2021	By:	/s/ BRIAN M. WONG
		Name:	Brian M. Wong
		Title:	Vice President, General Counsel and Corporate Secretary